                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            ______________________



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: February 17, 2000
                       ---------------------------------
                       (Date of earliest event reported)


                          FORMAN PETROLEUM CORPORATION
                          ----------------------------
               (Exact name of Registrant as specified in charter)


           Louisiana                 333-31375            72-0954774
   ----------------------------     -----------       ------------------
      (State or other juris-        (Commission          (IRS Employer
    diction of incorporation)        File No.)        Identification No.)

650 Poydras Street, Suite 2200, New Orleans, Louisiana       70130
------------------------------------------------------       -----
     (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone no., including area code:  (504) 586-8888

                                      N/A
                             --------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

          Forman Petroleum Corporation ("Forman") issued today two press releases in which the Company announced that its plan of reorganization was confirmed by the Bankruptcy Court on December 29, 1999 and became effective on January 14, 2000. The press releases outline the details of the plan and announce the names of the new directors and officers of the reorganized Company. Copies of the press releases are filed with this report as Exhibits 99.7 and 99.8, respectively and are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   EXHIBITS

EXHIBIT NO.       DESCRIPTION              PAGE NO.
-----------      -------------          --------------

   99.7          Press Release          Filed Herewith

   99.8          Press Release          Filed Herewith



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FORMAN PETROLEUM CORPORATION


Dated: February 18, 2000              By:  /s/ McLain J. Forman
                                          --------------------------
                                          McLain J. Forman
                                          Chairman of the Board,
                                          Chief Executive Officer and
                                          President
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INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION              PAGE NO.
-----------      -------------          --------------

   99.7          Press Release          Filed Herewith

   99.8          Press Release          Filed Herewith